UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   March 8, 2011

The J. M. Smucker Company
(Exact Name of Registrant as Specified in Charter)

Ohio	001-05111	34-0538550
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

One Strawberry Lane
Orrville, Ohio	44667-0280
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(330) 682-3000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           On March 8, 2011, The J. M. Smucker Company (the “Company”) issued a press release announcing that, effective August 16, 2011, Richard K. Smucker, Executive Chairman and Co-Chief Executive Officer of the Company, will be the sole Chief Executive Officer of the Company.  Richard K. Smucker will no longer serve as the Executive Chairman of the Company but will continue to serve as a member of the Board of Directors (the “Board”).  Effective August 16, 2011, Timothy P. Smucker, Chairman of the Board and Co-Chief Executive Officer of the Company, will no longer serve as a Co-Chief Executive Officer but will continue to serve as Chairman of the Board.

(c)           On March 8, 2011, the Company also announced that, effective May 1, 2011, Vincent C. Byrd, 56, the Company’s President, U.S. Retail – Coffee, will assume the position of President and Chief Operating Officer.  Mr. Byrd will continue to serve as a member of the Board, a position he has held since April 1999.  Mr. Byrd has been the Company’s President, U.S. Retail – Coffee since 2008 and, prior to that time, he served as the Senior Vice President, Consumer Market since February 2004. Mr. Byrd is also a director, and a member of the audit and compensation committees, of Myers Industries, Inc., a publicly traded international manufacturer of polymer products for industrial, agricultural, automotive, commercial, and consumer markets.

There is no arrangement or understanding between Mr. Byrd and any other persons pursuant to which he was elected to his new position with the Company, and there is no family relationship between Mr. Byrd and any directors or executive officers of the Company.  Mr. Byrd is not currently engaged, and has not during the last fiscal year been engaged, in any transactions with the Company or its subsidiaries that are required to be disclosed under Item 404(a) of Regulation S-K, nor have any such transactions been proposed.

Item 8.01  Other Events.

On March 8, 2011, the Company also announced that, effective May 1, 2011, Mark T. Smucker, President, Special Markets, will assume the position of President, U.S. Retail Coffee; Paul Smucker Wagstaff, President, U.S. Retail – Oils and Baking, will assume the position of President, U.S. Retail Consumer Foods; Barry C. Dunaway, Senior Vice President, Corporate and Organization Development, will assume the position of Senior Vice President and Chief Administrative Officer; and Steven Oakland, President, U.S. Retail – Smucker’s, Jif and Hungry Jack, will assume the position of President, International, Foodservice and Natural Foods.

A copy of the press release issued by the Company, dated March 8, 2011, announcing these organizational changes is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Item 9.01  Financial Statements and Exhibits

(d)           Exhibits

Exhibit Number	Exhibit Description

99.1	Press Release issued by The J. M. Smucker Company, dated March 8, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE J. M. SMUCKER COMPANY

By:	/s/ Jeannette L. Knudsen
Jeannette L. Knudsen
Vice President, General Counsel and Corporate Secretary

Date:   March 8, 2011

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	Press Release issued by The J. M. Smucker Company, dated March 8, 2011.